Electronically Filed
2/3/2020 11:01 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD., a Nevada Corporation, (Petition of Small Cap Compliance, LLC)	)	CASE NO.: A-19-807693-B DEPT NO.: XI

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 3rd day of February, 2020, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 3RD day of February, 2020.

CHASEY LAW OFFICES

____
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 3rd day of February, 2020, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

China Changjiang Mining & New Energy Co., Ltd.
c/o Silver Shield Services, Inc.
P.O. Box 3540
Silver Springs, NV 89429

Officers and Directors
China Changjiang Mining & New Energy Co., Ltd.
B-17 Xinhui Mansion, Gaoxin Road
Hi-Tech Zone, Zi'An Shaanxi PRC
Shaanxi, China 710075

Leesa Nobel
Island Stock Transfer
15500 Roosevelt Blvd., Suite 104
Clearwater, FL 33760

[signature]
AN EMPLOYEE OF CHASEY LAW OFFICES

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD., a Nevada Corporation, (Petition of Small Cap Compliance, LLC)	)	CASE NO.: A-19-807693-B DEPT NO.: XI **ORDER APPOINTING CUSTODIAN** **[NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Motion for Appointment of Custodian for CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD., proper notice having been given to the officers and directors of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner SMALL CAP COMPLIANCE, LLC is hereby appointed custodian of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD.

2. SMALL CAP COMPLIANCE, LLC is hereby authorized to take all reasonable and prudent actions on behalf of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts

and other agreements, initiating litigation in the name of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. authorizing and issuing new shares of stock, and authorizing new classes of stock.

3. SMALL CAP COMPLIANCE, LLC shall reinstate CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. with the Nevada Secretary of State.

4. SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5. The record transfer agent for CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. is hereby authorized and directed to cooperate with SMALL CAP COMPLIANCE, LLC concerning the shareholder list for CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD.

6. SMALL CAP COMPLIANCE, LLC shall file an amendment to the Articles of Incorporation for CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. for the benefit of the corporation and its shareholders.

(d) A statement that SMALL CAP COMPLIANCE, LLC will reinstate CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. SMALL CAP COMPLIANCE, LLC, as custodian of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. shall submit a report to this Court of the actions taken by the custodian every 1 month(s) from the date of Notice of Entry of this Order while the custodianship remains active.

3/6/20 in chambers.

IT IS SO ORDERED.

Dated this 3 day of Feb, 2020.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC